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                                                                   EXHIBIT 10.1


                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT
                            AND CONSENT OF GUARANTORS



     This FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT OF GUARANTORS (this "AMENDMENT") is dated as of December 4, 2001, but upon its effectiveness in accordance with its terms shall be effective as of October 28, 2001 and entered into by and among FLEETWOOD ENTERPRISES, INC. ("FLEETWOOD"), FLEETWOOD HOLDINGS, INC. and its Subsidiaries listed on the signature pages hereof (collectively, "FMC"), FLEETWOOD RETAIL, INC. and its Subsidiaries listed on the signature pages hereof (collectively, "FRC"), the banks and other financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the "Lenders"), and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the "Agent") for the Lenders.

                                    RECITALS


     WHEREAS, Fleetwood, the Borrowers, the Lenders, and the Agent have entered into that certain Credit Agreement dated as of July 27, 2001 (the "CREDIT AGREEMENT"; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement); and

     WHEREAS, the Borrowers have requested amendments to the Credit Agreement to modify certain covenants; and

     WHEREAS, the Lenders and the Agent are willing to agree to the amendments requested by the Loan Parties, on the terms and conditions set forth in this Amendment;

     NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein, Fleetwood, the Borrowers, the Lenders, and the Agent agree as follows:

     1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of Fleetwood and the Borrowers set forth in this Amendment, the Credit Agreement is hereby amended as follows:

          1.1 AMENDMENTS TO ANNEX A TO CREDIT AGREEMENT (DEFINITIONS). The following definitions are added to ANNEX A of the Credit Agreement in proper alphabetical order:

          "DAILY BORROWING BASE CERTIFICATE" has the meaning specified in the proviso to SECTION 5.2(L).


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                           "FIRST AMENDMENT" means the First Amendment to Credit
         Agreement and Consent of Guarantors dated as of the date hereof among Fleetwood, the Borrowers, the Lenders and the Agent.

                           "SECOND AMENDMENT" means the Second Amendment to Credit Agreement and Security Agreement and Consent of Guarantors dated as of December ___, 2001 among Fleetwood, the Borrowers, the Lenders and the Agent.

                           "WEEKLY BORROWING BASE CERTIFICATE" has the meaning
specified in SECTION 5.2(L).

          1.2 AMENDMENTS TO SECTION 5.2. Section 5.2 of the Credit Agreement is amended to (a) to delete SUBSECTION (L) and replace it with the following:

                           "(l) No later than Wednesday of each week, a schedule of the Borrowers' Accounts created, credits given, cash collected and other adjustments to Accounts since the last schedule, together with a Borrowing Base Certificate as of the end of the preceding week (a "WEEKLY BORROWING BASE CERTIFICATE") and all supporting information in accordance with Section 9 of the Security Agreement; PROVIDED that, at any time on or after January 1, 2002, at Agent's sole discretion, Borrowers shall provide, on each Business Day for the preceding Business Day, a schedule of the Borrowers' Accounts created, credits given, cash collected and other adjustments to Accounts since the last such schedule, together with a Borrowing Base Certificate as of the preceding Business Day (a "DAILY BORROWING BASE CERTIFICATE") and all supporting information in accordance with Section 9 of the Security Agreement;".

          1.3 AMENDMENTS TO SECTION 7.25. SECTION 7.25 is deleted in its entirety and replaced with the following:

                  "The Borrowers shall maintain Aggregate Availability of not less than (i) at all times, $50,000,000, calculated on the basis of the Weekly Borrowing Base Certificate and (ii) in addition, during any period in which Borrowers are required to deliver Daily Borrowing Base Certificates pursuant to SECTION 5.2(L), $40,000,000 for each Tuesday, Wednesday and Thursday and $45,000,000 for each Monday and Friday, in each case calculated on the basis of the applicable Daily Borrowing Base Certificate."

     2. REPRESENTATIONS AND WARRANTIES OF FLEETWOOD AND THE BORROWERS. In order to induce the Lenders and the Agent to enter into this Amendment, each of Fleetwood and each Borrower represents and warrants to each Lender, the Issuing Bank and the Agent that the following statements are true, correct and complete:

          2.1 POWER AND AUTHORITY. Each of the Loan Parties has all corporate power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the "Consent"), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement.

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          2.2 CORPORATE ACTION. The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Loan Party under or in respect of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Loan Parties.

          2.3 NO CONFLICT OR VIOLATION OR REQUIRED CONSENT OR APPROVAL. The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Credit Party under or in respect of the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the governing documents of any Loan Party or any of its Subsidiaries, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.

          2.4 EXECUTION, DELIVERY AND ENFORCEABILITY. This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity. The Agent's Liens in the Collateral continue to be valid, binding and enforceable first priority Liens which secure the Obligations.

          2.5 NO DEFAULT OR EVENT OF DEFAULT. No event has occurred and is continuing or will result from the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

          2.6 NO MATERIAL ADVERSE EFFECT. No event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

          2.7 REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

     3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, Fleetwood, the Borrowers and Majority Lenders and only if and when each of the following conditions is satisfied:

          3.1 EFFECTIVENESS OF SECOND AMENDMENT. The Second Amendment is effective pursuant to the terms thereof on or prior to the effectiveness of the date hereof.

          3.2 CONSENT OF GUARANTORS. Each of the Guarantors shall have executed and delivered to the Agent the Consent.

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          3.3 NO DEFAULT OR EVENT OF DEFAULT; ACCURACY OF REPRESENTATIONS AND
WARRANTIES. No Default or Event of Default shall exist and each of the representations and warranties made by the Loan Parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date), and the Borrowers shall have delivered to the Agent a certificate confirming such matters.

          3.4 FEES AND EXPENSES. The Borrowers shall have paid to the Agent all fees and expenses incurred in connection with this Amendment, including those fees owing under the fee letter of even date herewith.

          3.5 OTHER DOCUMENTS. The Agent shall have received such documents as the Agent may reasonably request in connection with this Amendment.

     4. EFFECT OF AMENDMENT; RATIFICATION. This Amendment is a Loan Document. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed. Each of Fleetwood and the Borrowers confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Credit Parties has any defenses, setoffs or counterclaims to its Obligations.

     5. APPLICABLE LAW. THE VALIDITY, INTERPRETATIONS AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     6. COMPLETE AGREEMENT. This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof. The execution, delivery and effectiveness of this Amendment do not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

     7. CAPTIONS; COUNTERPARTS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

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         [signatures follow; remainder of page intentionally left blank]


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     IN WITNESS WHEREOF, each of the undersigned has duly executed this First
Amendment to Credit Agreement and Consent of Guarantors as of the date set forth above.



FMC BORROWERS                          FLEETWOOD HOLDINGS INC.

                                       FLEETWOOD HOMES OF ARIZONA, INC.

                                       FLEETWOOD HOMES OF CALIFORNIA, INC.

                                       FLEETWOOD HOMES OF FLORIDA, INC.

                                       FLEETWOOD HOMES OF GEORGIA, INC.

                                       FLEETWOOD HOMES OF IDAHO, INC.

                                       FLEETWOOD HOMES OF INDIANA, INC.

                                       FLEETWOOD HOMES OF KENTUCKY, INC.

                                       FLEETWOOD HOMES OF NORTH CAROLINA, INC.

                                       FLEETWOOD HOMES OF OREGON, INC.

                                       FLEETWOOD HOMES OF PENNSYLVANIA, INC.

                                       FLEETWOOD HOMES OF TENNESSEE, INC.

                                       FLEETWOOD HOMES OF TEXAS, L.P.
                                       By:  FLEETWOOD GENERAL PARTNER
                                            OF TEXAS, INC., its General Partner

                                       FLEETWOOD HOMES OF VIRGINIA, INC.

                                       FLEETWOOD HOMES OF WASHINGTON, INC.

                                       FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.

                                       FLEETWOOD MOTOR HOMES OF INDIANA, INC.

                                       FLEETWOOD MOTOR HOMES OF
                                       PENNSYLVANIA, INC.

                                       FLEETWOOD TRAVEL TRAILERS OF
                                       CALIFORNIA, INC.


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                                       FLEETWOOD TRAVEL TRAILERS OF
                                       INDIANA, INC.

                                       FLEETWOOD TRAVEL TRAILERS OF
                                       KENTUCKY, INC.

                                       FLEETWOOD TRAVEL TRAILERS OF
                                       MARYLAND, INC.

                                       FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.

                                       FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.

                                       FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.

                                       FLEETWOOD FOLDING TRAILERS, INC.

                                       GOLD SHIELD, INC.

                                       GOLD SHIELD OF INDIANA, INC.

                                       HAUSER LAKE LUMBER OPERATION, INC.

                                       CONTINENTAL LUMBER PRODUCTS, INC.

                                       FLEETWOOD GENERAL PARTNER OF TEXAS, INC.

                                       FLEETWOOD HOMES INVESTMENT, INC.




                                       By:      /s/ Boyd. R. Plowman
                                       Name:    Boyd. R. Plowman
                                       Title:   Senior Vice President and
                                                Chief Financial Officer


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FRC BORROWERS                FLEETWOOD RETAIL CORP.

                             FLEETWOOD RETAIL CORP. OF CALIFORNIA

                             FLEETWOOD RETAIL CORP. OF IDAHO

                             FLEETWOOD RETAIL CORP. OF KENTUCKY

                             FLEETWOOD RETAIL CORP. OF MISSISSIPPI

                             FLEETWOOD RETAIL CORP. OF NORTH CAROLINA

                             FLEETWOOD RETAIL CORP. OF OREGON

                             FLEETWOOD RETAIL CORP. OF VIRGINIA


                             By:      /s/ Boyd. R. Plowman
                             Name:    Boyd R. Plowman
                             Title:   Senior Vice President and Chief Financial
                                      Officer


GUARANTOR                 FLEETWOOD ENTERPRISES, INC., as the Guarantor


                          By:      /s/ Boyd. R. Plowman
                          Name:    Boyd R. Plowman
                          Title:   Senior Vice President and Chief
                                   Financial Officer


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                       BANK OF AMERICA, N.A., as the Agent and
                       a Lender


                       By:      /s/ Kevin R. Kelly
                       Name:    Kevin R. Kelly
                       Title:   Vice President




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                       CITICORP USA, INC., AS A LENDER


                       By:      /s/ James J. McCarthy
                       Name:    James J. McCarthy
                       Title:   Vice President




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                       HELLER FINANCIAL, INC., as a Lender


                       By:      /s/ Angela J. Harmon
                       Name:    Angela J. Harmon
                       Title:   Vice President




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                           THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender


                           By:       /s/ Dale George
                           Name:     Dale George
                           Title:    Vice President



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                            FOOTHILL CAPITAL CORPORATION, as a Lender



                            By:       /s/ Juan Barrera
                            Name:     Juan Barrera
                            Title:    Assistant Vice President




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                              GMAC COMMERCIAL CREDIT LLC, as a Lender



                              By:      /s/ Sangson Kim
                              Name:    Sangson Kim
                              Title:   Vice President



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                              CONSENT OF GUARANTORS


Each of the undersigned is a Guarantor of the Obligations of the FMC Borrowers and/or FRC Borrowers under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

                  IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the 4th day of December, 2001.

FMC BORROWERS           FLEETWOOD HOLDINGS INC.

                        FLEETWOOD HOMES OF ARIZONA, INC.

                        FLEETWOOD HOMES OF CALIFORNIA, INC.

                        FLEETWOOD HOMES OF FLORIDA, INC.

                        FLEETWOOD HOMES OF GEORGIA, INC.

                        FLEETWOOD HOMES OF IDAHO, INC.

                        FLEETWOOD HOMES OF INDIANA, INC.

                        FLEETWOOD HOMES OF KENTUCKY, INC.

                        FLEETWOOD HOMES OF NORTH CAROLINA, INC.

                        FLEETWOOD HOMES OF OREGON, INC.

                        FLEETWOOD HOMES OF PENNSYLVANIA, INC.

                        FLEETWOOD HOMES OF TENNESSEE, INC.

                        FLEETWOOD HOMES OF TEXAS, L.P.
                        By:      FLEETWOOD GENERAL PARTNER
                                 OF TEXAS, INC., its General Partner


                                  Schedule 1.2


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                        FLEETWOOD HOMES OF VIRGINIA, INC.

                        FLEETWOOD HOMES OF WASHINGTON, INC.

                        FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.

                        FLEETWOOD MOTOR HOMES OF INDIANA, INC.

                        FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.

                        FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.

                        FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.

                        FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.

                        FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.

                        FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.

                        FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.

                        FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.

                        FLEETWOOD FOLDING TRAILERS, INC.

                        GOLD SHIELD, INC.

                        GOLD SHIELD OF INDIANA, INC.

                        HAUSER LAKE LUMBER OPERATION, INC.

                        CONTINENTAL LUMBER PRODUCTS, INC.



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                        FLEETWOOD GENERAL PARTNER OF TEXAS, INC.

                        FLEETWOOD HOMES INVESTMENT, INC.




                        By:      /s/ Boyd. R. Plowman
                        Name:    Boyd. R. Plowman
                        Title:   Senior Vice President and Chief
                                 Financial Officer




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FRC BORROWERS                    FLEETWOOD RETAIL CORP.

                                 FLEETWOOD RETAIL CORP. OF CALIFORNIA

                                 FLEETWOOD RETAIL CORP. OF IDAHO

                                 FLEETWOOD RETAIL CORP. OF KENTUCKY

                                 FLEETWOOD RETAIL CORP. OF MISSISSIPPI

                                 FLEETWOOD RETAIL CORP. OF NORTH CAROLINA

                                 FLEETWOOD RETAIL CORP. OF OREGON

                                 FLEETWOOD RETAIL CORP. OF VIRGINIA


                                 By:      /s/ Boyd. R. Plowman
                                 Name:    Boyd R. Plowman
                                 Title:   Senior Vice President and Chief
                                          Financial Officer


OTHER GUARANTORS              FLEETWOOD ENTERPRISES, INC.
                              FLEETWOOD CANADA LTD.
                              BUCKINGHAM DEVELOPMENT CO.
                              FLEETWOOD INTERNATIONAL INC.


                               By:      /s/ Boyd. R. Plowman
                               Name:    Boyd R. Plowman
                               Title:   Senior Vice President and Chief
                                        Financial Officer



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